UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported January 27, 2022)

_______________________________________________

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

(310) 478-7808

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	RDNT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 27, 2022 RadNet, Inc. (“RadNet”) held a public conference call regarding the recently Announced Acquisitions of Aidence and Quantib and its Artificial Intelligence Strategy. Corporate participants, Howard Berger, M.D., RadNet’s Chairman and Chief Executive Officer, Dr. Greg Sorensen, CEO and Co-Founder of DeepHealth and President of RadNet’s AI efforts, Mark-Jan Harte, Co-Founder and CEO of Aidence, and Arthur Post Uiterweer, CEO of Quantib hosted the call and discussed the potential impact for artificial intelligence on preventive health and cancer screening. Also, discussed in detail were main categories of opportunities in clinical enhancements, business operations, and revenue enhancements.

The information in Item 8.01 of this Current Report, included in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Item 8.01 of this Current Report, including Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Transcript of Conference Call

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2022	RADNET, INC.
By: /s/ Mark D. Stolper Name: Mark D. Stolper Title: Chief Financial Officer

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